                                                                   EXHIBIT 10.1

                               FLEET NATIONAL BANK

                                 PROMISSORY NOTE

$11,000,000.00                                               As of June 24, 2003


      ON DEMAND, but no later than June 20, 2004 (the "Maturity Date"), for value received, MOVADO GROUP, INC., having its principal office at 650 From Road, Paramus, New Jersey 07652 (the "Borrower"), promises to pay to the order of FLEET NATIONAL BANK, having an office at 1185 Avenue of the Americas, New York, New York, 10036 (the "Bank"), at such office of the Bank or at such other place as the holder hereof may from time to time appoint in writing, in lawful money of the United States of America in immediately available funds, the principal sum of Eleven Million and 00/100 ($11,000,000.00) Dollars or such lesser amount as may then be the aggregate unpaid principal balance of all loans made by the Bank to the Borrower hereunder (each a "Loan" and collectively the "Loans") as shown on the schedule attached to and made a part of this Note. The Borrower also promises to pay interest (computed on the basis of a 360 day year for actual days elapsed) at said office in like money on the unpaid principal amount of each Loan from time to time outstanding at a rate per annum, to be elected by the Borrower at the time each Loan is made, equal to either (i) a fluctuating rate equal to the Prime Rate, which rate will change when and as the Prime Rate changes and which such changes in the rate of interest resulting from changes in the Prime Rate shall take effect immediately without notice or demand of any kind (a Loan bearing interest at this rate is sometimes hereinafter called a "Prime Loan"), or (ii) a fixed rate as may be agreed upon between the Borrower and the Bank (an "Agreed Rate") for an Interest Period which is also then agreed upon (a Loan bearing interest at this rate is sometimes hereinafter called an "Agreed Rate Loan"); provided, however, that (a) no Interest Period with respect to an Agreed Rate Loan shall extend beyond the Maturity Date, (b) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day and
(c) if prior to the end of any such Interest Period of an Agreed Rate Loan the Borrower and the Bank fail to agree upon a new Interest Period therefor so as to maintain such Loan as an Agreed Rate Loan within the pertinent time set forth in
Section 1 hereof, such Agreed Rate Loan shall automatically be converted into a Prime Loan at the end of such Interest Period and shall be maintained as such until a new Interest Period therefor is agreed upon. Interest on each Loan shall be payable monthly on the first day of each month commencing the first such day to occur after a Loan is made hereunder and, together with principal, on the Maturity Date. Interest on Agreed Rate Loans shall also be payable on the last day of each Interest Period applicable thereto. The Borrower further agrees that upon and following an Event of Default and/or after any stated or any accelerated maturity of Loans hereunder, all Loans shall bear interest (computed daily) at, (i) with respect to Agreed Rate Loans, a rate equal to the greater of 4% per annum in excess of the rate then applicable to Agreed Rate Loans and 4% per annum in excess of the rate then applicable to Prime Loans, payable on demand, and (ii) with respect to Prime

Loans, a rate equal to 4% per annum in excess of the rate then applicable to Prime Loans, payable on demand. Furthermore, if the entire amount of any principal and/or interest required to be paid pursuant to this Note is not paid in full within ten (10) days after the same is due, the Borrower shall further pay to the Bank a late fee equal to five percent (5%) of the required payment. In no event shall interest payable hereunder be in excess of the maximum rate of interest permitted under applicable law. If any payment to be so made hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, to the extent permitted by applicable law, interest thereon shall be payable at the then applicable rate during such extension.

      All payments made in connection with this Note shall be in lawful money of the United States in immediately available funds without counterclaim or setoff and free and clear of and without any deduction or withholding for, any taxes or other payments. All such payments shall be applied first to the payment of all fees, expenses and other amounts due to the Bank (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after the occurrence of an Event of Default, payments will be applied to the obligations of the Borrower to the Bank as the Bank determines in its sole discretion. The Borrower hereby expressly authorizes the Bank to record on the attached schedule the amount and date of each Loan, the rate of interest thereon, Interest Period thereof and the date and amount of each payment of principal. All such notations shall be presumptive as to the correctness thereof; provided, however, the failure of the Bank to make any such notation shall not limit or otherwise affect the obligations of the Borrower under this Note.

      In consideration of the granting of the Loans evidenced by this Note, the Borrower hereby agrees as follows:

      1. Loan Requests. Requests for Prime Loans and Agreed Rate Loans may be made up until 1 p.m. on the date the Loan is to be made. Any request for a Loan must be written. The Bank shall have no obligation to make any Loan hereunder.

      2. Prepayment. The Borrower may prepay any Prime Loan at any time in whole or in part without premium or penalty. Each such prepayment shall be made together with interest accrued thereon to and including the date of prepayment. The Borrower may prepay an Agreed Rate Loan only upon at least three (3) Business Days prior written notice to the Bank (which notice shall be irrevocable) and any such prepayment shall occur only on the last day of the Interest Period for such Agreed Rate Loan.

      3. Indemnity; Yield Protection. The Borrower shall pay to the Bank, upon request of the Bank, such amount or amounts as shall be sufficient (in the reasonable opinion of the Bank) to compensate it for any loss, cost, or expense incurred as a result of: (i) any payment of an Agreed Rate Loan on a date other than the last day of the Interest Period for such Loan; (ii) any failure by Borrower to borrow an Agreed Rate Loan on the date specified by Borrower's written notice; (iii) any failure of Borrower to pay an Agreed

Rate Loan on the date for payment specified in Borrower's written notice. Without limiting the foregoing, Borrower shall pay to Bank a "yield maintenance fee" in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the term chosen pursuant to the Fixed Rate Election as to which the prepayment is made, shall be subtracted from Cost of Funds in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the Fixed Rate Election as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the Fixed Rate Election as to which prepayment is made. The resulting amount shall be the yield maintenance fee due to Bank upon the payment of an Agreed Rate Loan. Each reference in this paragraph to "Fixed Rate Election" shall mean the election by Borrower of Loan to bear interest based on an Agreed Rate. If by reason of an Event of Default, the Bank elects to declare the Loans and/or the Note to be immediately due and payable, then any yield maintenance fee with respect to an Agreed Rate Loan shall become due and payable in the same manner as though the Borrower has exercised such right of prepayment.

      For the purpose of this Section 3 the determination by the Bank of such losses and reasonable expenses shall be conclusive if made reasonably and in good faith.

      4. Increased Costs. If the Bank determines that the effect of any applicable law or government regulation, guideline or order or the interpretation thereof by any governmental authority charged with the administration thereof (such as, for example, a change in official reserve requirements which the Bank is required to maintain in respect of loans or deposits or other funds procured for funding such loans) is to increase the cost to the Bank of making or continuing Agreed Rate Loans hereunder or to reduce the amount of any payment of principal or interest receivable by the Bank thereon, then the Borrower will pay to the Bank on demand such additional amounts as the Bank may determine to be required to compensate the Bank for such additional costs or reduction. Any additional payment under this section will be computed from the effective date at which such additional costs have to be borne by the Bank. A certificate as to any additional amounts payable pursuant to this
Section 4 setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonably and in good faith. The Borrower shall pay any amounts so certified to it by the Bank within 10 days of receipt of any such certificate.

      5. Warranties and Representations. The Borrower represents and warrants that: a) it is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is qualified to do business and is in good standing under the laws of every state where its failure to so qualify would have a material and adverse effect on the business, operations, property or other condition of the Borrower; b) the execution, issuance and delivery of this Note by the Borrower are within its corporate powers and have been duly authorized, and the Note is valid, binding and enforceable in accordance with its terms, and is not in violation of law or of the terms of the Borrower's Certificate of Incorporation or By-Laws and does not result in the breach of or constitute a default under any indenture, agreement or undertaking to which the Borrower is a party or by which it or its property may be bound or affected; c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Note, except those as have been obtained; d) the financial statements of the Borrower heretofore furnished to the Bank are complete and correct and fairly represent the financial condition of the Borrower and its subsidiaries as at the dates thereof and for the periods covered thereby, which financial condition has not materially, adversely, changed since the date of the most recently dated balance sheet heretofore furnished to the Bank; e) no Event of Default (as hereinafter defined) has occurred and no event has occurred which with the giving of notice or the lapse of time or both would constitute an Event of Default; f) the Borrower shall not use any part of the proceeds of any Loan to purchase or carry any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to others for the purpose of purchasing or carrying any margin stock; g) there is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower before any court, governmental agency or arbitrator which, if determined adversely to the Borrower would have a materially adverse effect on the financial condition or operations of the Borrower except as described in the financial statements of the Borrower heretofore furnished to the Bank; and h) on the occasion of the granting of each Loan all representations and warranties contained herein shall be true and correct and with the same force and effect as though such representations and warranties had been made on and as of the date of the making of each such Loan.

      6. Events of Default. Upon the occurrence of any of the following specified events of default (each an "Event of Default"): a) default in making any payment of principal, interest, or any other sum payable under this Note when due; or b) default by the Borrower or any Guarantor (i) of any other obligation hereunder or (ii) in the due payment of any other obligation owing to the Bank or (iii) under any other document, instrument and/or agreement with or in favor of the Bank; or c) default by Borrower or any Guarantor in the due payment of any other indebtedness for borrowed money or default in the observance or performance of any covenant or condition contained in any agreement or instrument evidencing, securing, or relating to any such indebtedness, which causes or permits the acceleration of the maturity thereof; or d) any representation or warranty made by the Borrower herein or in any certificate furnished by the Borrower in connection with the Loans evidenced hereby or pursuant to the provisions hereof, proves untrue in any material respect; or e) the Borrower or any Guarantor becomes insolvent or bankrupt, is generally not paying its debts as they become due, or makes an assignment for the benefit of creditors, or a trustee or receiver is appointed for the Borrower or any Guarantor or for the greater part of the properties of the Borrower or any Guarantor with the consent of the Borrower or any such Guarantor, or if appointed without the consent of the Borrower or any such Guarantor, such trustee or receiver is not discharged within 30 days, or bankruptcy, reorganization, liquidation or similar proceedings are instituted by or against the Borrower or any Guarantor under the laws of any jurisdiction, and if instituted against the Borrower or any such Guarantor are consented to by it or remain undismissed for 30 days, or a writ or warrant of attachment or similar process shall be issued against a substantial part of the property of the Borrower or any Guarantor not in the possession of the Bank and same shall not be released or bonded within 30 days after levy; or f) any garnishment, levy, writ or warrant of attachment or similar process shall be issued and served against the Bank, which garnishment, levy, writ or warrant of attachment or similar process relates to property of the Borrower or any Guarantor in the possession of the Bank; or g) mortgage or pledge of, creation of a security interest in, any assets of the Borrower, other than security interests in favor of the Bank; or h) the incurrence by the Borrower of any indebtedness for borrowed money, other than obligations owing to the Bank; i) the Bank shall have determined, in its sole discretion, that one or more conditions exist or events have occurred which have resulted or may result in a material adverse change in the business, properties or financial condition of the Borrower or any Guarantor as determined in the sole discretion of the Bank or one or more other conditions exist or events have occurred with respect to the Borrower or any Guarantor which the Bank deems materially adverse; then, in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Bank may declare the principal and the accrued interest in respect of all Loans under this Note to be, whereupon the Note shall become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower.

      7. Set off. At any time, without demand or notice (any such notice being expressly waived by the Borrower), the Bank may setoff any and all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Bank or any entity under the control of FleetBoston Financial Corporation and its successors or assigns, or in transit to any of them, or any part thereof and apply same to any of the Liabilities or obligations of the Borrower or any Guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Liabilities. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. The term "Liabilities" shall include this Note and all other indebtedness and obligations and liabilities of any kind of the Borrower to the Bank, now or hereafter existing, arising directly between the Borrower and the Bank or acquired by assignment, conditionally or as collateral security by the Bank, absolute or contingent, joint and/or several, secure or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, including, but without limiting the generality of the foregoing, indebtedness, obligations or liabilities to the Bank of the Borrower as a member of any partnership, syndicate, association or other group, and whether incurred by the Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise.

      8. Definitions. As used herein:

            (a) "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required to close under the laws of the State of New York and to the extent "Business Day" is used in the context of any other specific city it shall mean any date on which commercial banks are open for business in that city.

            (b) "Cost of Funds" means the per annum rate of interest which the Bank is required to pay, or is offering to pay, for wholesale liabilities, adjusted for reserve requirements and such other requirements as may be imposed by federal, state or local government and regulatory agencies, as determined by the Bank.

            (c) "Guarantors" shall mean all active domestic subsidiaries of the Borrower.

            (d) "Interest Period" means that period selected by the Borrower, within the limitations of the first paragraph of this Note, during which an Agreed Rate Loan may bear interest at an Agreed Rate.

            (e) "Loan Documents" means this Note, and each document, instrument or agreement executed pursuant hereto or thereto or in connection herewith or therewith, together with each other document, instrument or agreement made with or in favor of the Bank.

            (f) "Prime Rate" means the variable per annum rate of interest so designated from time to time by the Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

      9. Miscellaneous.

            (a) The Borrower shall pay on demand all expenses of the Bank in connection with the preparation, administration, default, collection, waiver or amendment of this Note or any of the other Loan Documents, and/or in connection with Bank's exercise, preservation or enforcement of any of its rights, remedies or options hereunder and/or thereunder, including, without limitation, fees of outside legal counsel or the allocated costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with travel or other costs relating to any appraisals or examinations conducted in connection with the Liabilities or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate) and be an obligation secured by any collateral.

            (b) No modification or waiver of any provision of this Note shall be effective unless such modification or waiver shall be in writing and signed by a duly authorized officer of the Bank, and the same shall then be effective only for the period and on the conditions and for the specific instances specified in such writing. No failure or delay by the Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any rights, power or privilege.

            (c) The Borrower hereby waives presentment, demand for payment, notice of protest, notice of dishonor, and any and all other notices or demands except as otherwise expressly provided for herein.

            (d) This Note and the other Loan Documents shall be construed in accordance with and governed by the laws of the State of New York (excluding the laws applicable to conflicts or choice of law). The Borrower agrees that any suit for the enforcement of this Note or any of the other Loan Documents may be brought in the courts of the State of New York or any Federal court sitting therein and consents to the nonexclusive jurisdiction of such court and service of process in any such suit being made upon the Borrower by mail at the address set forth in the first paragraph of this Note. The Borrower hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum.

            (e) The Bank may at any time pledge all or any portion of its rights under this Note and the other Loan Documents to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C.
Section 341. No such pledge or enforcement thereof shall release the Bank from its obligations under any of such loan documents.

            (f) All agreements between the Borrower (and each Guarantor and each other party obligated for payment on this Note) and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Bank for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Borrower and the Bank in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the State of New York from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Borrower, each Guarantor, each other party obligated on this Note and the Bank.

            (g) THE BORROWER AND THE BANK (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY, AND THE BORROWER WAIVES THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM, IN EACH CASE IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND/OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE BANK RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND MAKE THE LOANS.

            (h) Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this Note or any other Loan Document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such Note or other security document, the Borrower will issue, in lieu thereof, a replacement Note or other security document in the same principal amount thereof and otherwise of like tenor.

            (i) The Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the Borrower or any other party obligated on this Note, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in any obligation of the Bank to extend credit to the Borrower and/or any or all of the Liabilities held by the Bank. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to the Borrower, the Bank shall remain responsible for the performance of its obligations hereunder and the Borrower shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations hereunder. The Bank may furnish any information concerning the Borrower in its possession from time to time to prospective assignees and Participants, provided that the Bank shall require any such prospective assignee or Participant to agree in writing to maintain the confidentiality of such information.

            (j) This Note shall be binding upon and inure to the benefit of the Borrower, the Bank, all future holders of this Note and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under this Note without the prior written consent of the Bank. The term "Bank" as used herein shall be deemed to include the Bank and its successors, endorsees and assigns. The Bank shall have the unrestricted right at any time or from time to time, and without the Borrower's consent, to assign all or any portion of its rights and obligations hereunder and/or under any of the other Loan Documents to one or more banks or other financial institutions (each, an "Assignee"), and the Borrower agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Note and to any other documents, instruments and agreements executed in connection herewith as the Bank shall deem necessary to effect the foregoing. In addition, at the request of the Bank and any such Assignee, the Borrower shall issue one or more new promissory notes, as applicable, to any such Assignee and, if the Bank has retained any of its rights and obligations hereunder following such assignment, to the Bank, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by the Bank prior to such assignment and shall reflect the amount of Loans held by such Assignee and the Bank after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the Bank in connection with such assignment, and the payment by Assignee of the purchase price agreed to by the Bank, and such Assignee, such Assignee shall be a party to this Agreement and shall have all of the rights and obligations of the Bank hereunder and under each other assigned Loan Document (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by the Bank pursuant to the assignment documentation between the Bank and such Assignee, and the Bank shall be released from its obligations hereunder and thereunder to a corresponding extent.

            (k) This Note and the other Loan Documents are intended by the parties as the final, complete and exclusive statement of the transactions evidenced thereby. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superceded by this Note and such other Loan Documents, and no party is relying on any promise, agreement or understanding not set forth in this Note or such other Loan Documents. Neither this Note nor any of such other Loan Documents may be amended or modified except by a written instrument describing such amendment or modification executed by the Borrower and the Bank.

            (L) This Note shall replace and supersede the Promissory Note made by the Borrower to the order of the Bank dated as of June 12, 2003 (the "Prior Note"); provided, however, that the execution and delivery of this Note shall not in any circumstance be deemed to have terminated, extinguished or discharged the Borrower's indebtedness under such Prior Note, all of which indebtedness shall continue under and be governed by this Note and the documents, instruments and agreements executed pursuant hereto or in connection herewith. This Note is a replacement, consolidation, amendment and restatement of the Prior Note and IS NOT A NOVATION. The Borrower shall also pay and this Note shall also evidence any and all unpaid interest on all Loans made by the Bank to the Borrower pursuant to Prior Note, and at the interest rate specified therein, for which this Note has been issued as replacement therefor.

                                    MOVADO GROUP, INC.



                                    By:
                                       -----------------------------------------
                                       Name:  /s/ Frank V. Kimick
                                              Frank V. Kimick
                                       Title: Vice President and Treasurer

                        LOAN AND REPAYMENT SCHEDULE
                 PROMISSORY NOTE DATED AS OF JUNE 24, 2003
                             MOVADO GROUP, INC.
                             to FLEET NATIONAL BANK

                                Last Day
                                of          Amount of     Unpaid
         Amount     Rate of     Interest    Principal     Principal     Notation
Date     of Loan    Interest    Period      Repayment     Balance       Made By
--------------------------------------------------------------------------------


                               FLEET NATIONAL BANK

                              AMENDED AND RESTATED
                                 PROMISSORY NOTE

$11,500,000.00                                             As of July 28, 2003

         ON DEMAND, but no later than June 20, 2004 (the "Maturity Date"), for value received, MOVADO GROUP, INC., having its principal office at 650 From Road, Paramus, New Jersey 07652 (the "Borrower"), promises to pay to the order of FLEET NATIONAL BANK, having an office at 1185 Avenue of the Americas, New York, New York, 10036 (the "Bank"), at such office of the Bank or at such other place as the holder hereof may from time to time appoint in writing, in lawful money of the United States of America in immediately available funds, the principal sum of ELEVEN MILLION FIVE HUNDRED THOUSAND and 00/100 ($11,500,000.00) Dollars or such lesser amount as may then be the aggregate unpaid principal balance of all loans made by the Bank to the Borrower hereunder (each a "Loan" and collectively the "Loans") as shown on the schedule attached to and made a part of this Note. The Borrower also promises to pay interest (computed on the basis of a 360 day year for actual days elapsed) at said office in like money on the unpaid principal amount of each Loan from time to time outstanding at a rate per annum, to be elected by the Borrower at the time each Loan is made, equal to either (i) a fluctuating rate equal to the Prime Rate, which rate will change when and as the Prime Rate changes and which such changes in the rate of interest resulting from changes in the Prime Rate shall take effect immediately without notice or demand of any kind (a Loan bearing interest at this rate is sometimes hereinafter called a "Prime Loan"), or (ii) a fixed rate as may be agreed upon between the Borrower and the Bank (an "Agreed Rate") for an Interest Period which is also then agreed upon (a Loan bearing interest at this rate is sometimes hereinafter called an "Agreed Rate Loan"); provided, however, that (a) no Interest Period with respect to an Agreed Rate Loan shall extend beyond the Maturity Date, (b) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day and (c) if prior to the end of any such Interest Period of an Agreed Rate Loan the Borrower and the Bank fail to agree upon a new Interest Period therefor so as to maintain such Loan as an Agreed Rate Loan within the pertinent time set forth in Section 1 hereof, such Agreed Rate Loan shall automatically be converted into a Prime Loan at the end of such Interest Period and shall be maintained as such until a new Interest Period therefor is agreed upon. Interest on each Loan shall be payable monthly on the first day of each month commencing the first such day to occur after a Loan is made hereunder and, together with principal, on the Maturity Date. Interest on Agreed Rate Loans shall also be payable on the last day of each Interest Period applicable thereto. The Borrower further agrees that upon and following an Event of Default and/or after any stated or any accelerated maturity of Loans hereunder, all Loans shall bear interest (computed daily) at, (i) with respect to Agreed Rate Loans, a rate equal to the greater of 4% per annum in excess of the rate then applicable to Agreed Rate Loans

Exhibit 10.1 Note July 20031
and 4% per annum in excess of the rate then applicable to Prime Loans, payable on demand, and (ii) with respect to Prime Loans, a rate equal to 4% per annum in excess of the rate then applicable to Prime Loans, payable on demand. Furthermore, if the entire amount of any principal and/or interest required to be paid pursuant to this Note is not paid in full within ten (10) days after the same is due, the Borrower shall further pay to the Bank a late fee equal to five percent (5%) of the required payment. In no event shall interest payable hereunder be in excess of the maximum rate of interest permitted under applicable law. If any payment to be so made hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, to the extent permitted by applicable law, interest thereon shall be payable at the then applicable rate during such extension.

         All payments made in connection with this Note shall be in lawful money of the United States in immediately available funds without counterclaim or setoff and free and clear of and without any deduction or withholding for, any taxes or other payments. All such payments shall be applied first to the payment of all fees, expenses and other amounts due to the Bank (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after the occurrence of an Event of Default, payments will be applied to the obligations of the Borrower to the Bank as the Bank determines in its sole discretion. The Borrower hereby expressly authorizes the Bank to record on the attached schedule the amount and date of each Loan, the rate of interest thereon, Interest Period thereof and the date and amount of each payment of principal. All such notations shall be presumptive as to the correctness thereof; provided, however, the failure of the Bank to make any such notation shall not limit or otherwise affect the obligations of the Borrower under this Note.

         In consideration of the granting of the Loans evidenced by this Note, the Borrower hereby agrees as follows:

         1. Loan Requests. Requests for Prime Loans and Agreed Rate Loans may be made up until 1 p.m. on the date the Loan is to be made. Any request for a Loan must be written. The Bank shall have no obligation to make any Loan hereunder.

         2. Prepayment. The Borrower may prepay any Prime Loan at any time in whole or in part without premium or penalty. Each such prepayment shall be made together with interest accrued thereon to and including the date of prepayment. The Borrower may prepay an Agreed Rate Loan only upon at least three
(3) Business Days prior written notice to the Bank (which notice shall be irrevocable) and any such prepayment shall occur only on the last day of the Interest Period for such Agreed Rate Loan.

         3. Indemnity; Yield Protection. The Borrower shall pay to the Bank, upon request of the Bank, such amount or amounts as shall be sufficient (in the reasonable opinion of the Bank) to compensate it for any loss, cost, or expense incurred as a result of: (i) any payment of an Agreed Rate Loan on a date other than the last day of the Interest Period for such Loan; (ii) any failure by Borrower to borrow an Agreed Rate Loan on the date specified by Borrower's written notice; (iii) any failure of Borrower to pay an Agreed Rate Loan on the date for payment specified in Borrower's written notice. Without limiting the foregoing, Borrower shall pay to Bank a "yield maintenance fee" in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the term chosen pursuant to the Fixed Rate Election as to which the prepayment is made, shall be subtracted from Cost of Funds in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the Fixed Rate Election as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the Fixed Rate Election as to which prepayment is made. The resulting amount shall be the yield maintenance fee due to Bank upon the payment of an Agreed Rate Loan. Each reference in this paragraph to "Fixed Rate Election" shall mean the election by Borrower of Loan to bear interest based on an Agreed Rate. If by reason of an Event of Default, the Bank elects to declare the Loans and/or the Note to be immediately due and payable, then any yield maintenance fee with respect to an Agreed Rate Loan shall become due and payable in the same manner as though the Borrower has exercised such right of prepayment.

         For the purpose of this Section 3 the determination by the Bank of such losses and reasonable expenses shall be conclusive if made reasonably and in good faith.

         4. Increased Costs. If the Bank determines that the effect of any applicable law or government regulation, guideline or order or the interpretation thereof by any governmental authority charged with the administration thereof (such as, for example, a change in official reserve requirements which the Bank is required to maintain in respect of loans or deposits or other funds procured for funding such loans) is to increase the cost to the Bank of making or continuing Agreed Rate Loans hereunder or to reduce the amount of any payment of principal or interest receivable by the Bank thereon, then the Borrower will pay to the Bank on demand such additional amounts as the Bank may determine to be required to compensate the Bank for such additional costs or reduction. Any additional payment under this section will be computed from the effective date at which such additional costs have to be borne by the Bank. A certificate as to any additional amounts payable pursuant to this
Section 4 setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonably and in good faith. The Borrower shall pay any amounts so certified to it by the Bank within 10 days of receipt of any such certificate.

         5. Warranties and Representations. The Borrower represents and warrants that: a) it is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is qualified to do business and is in good standing under the laws of every state where its failure to so qualify would have a material and adverse effect on the business, operations, property or other condition of the Borrower; b) the execution, issuance and delivery of this Note by the Borrower are within its corporate powers and have been duly authorized, and the Note is valid, binding and enforceable in accordance with its terms, and is not in violation of law or of the terms of the Borrower's Certificate of Incorporation or By-Laws and does not result in the breach of or constitute a default under any indenture, agreement or undertaking to which the Borrower is a party or by which it or its property may be bound or affected; c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Note, except those as have been obtained; d) the financial statements of the Borrower heretofore furnished to the Bank are complete and correct and fairly represent the financial condition of the Borrower and its subsidiaries as at the dates thereof and for the periods covered thereby, which financial condition has not materially, adversely, changed since the date of the most recently dated balance sheet heretofore furnished to the Bank; e) no Event of Default (as hereinafter defined) has occurred and no event has occurred which with the giving of notice or the lapse of time or both would constitute an Event of Default; f) the Borrower shall not use any part of the proceeds of any Loan to purchase or carry any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to others for the purpose of purchasing or carrying any margin stock; g) there is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower before any court, governmental agency or arbitrator which, if determined adversely to the Borrower would have a materially adverse effect on the financial condition or operations of the Borrower except as described in the financial statements of the Borrower heretofore furnished to the Bank; and h) on the occasion of the granting of each Loan all representations and warranties contained herein shall be true and correct and with the same force and effect as though such representations and warranties had been made on and as of the date of the making of each such Loan.

         6. Events of Default. Upon the occurrence of any of the following specified events of default (each an "Event of Default"): a) default in making any payment of principal, interest, or any other sum payable under this Note when due; or b) default by the Borrower or any Guarantor (i) of any other obligation hereunder or (ii) in the due payment of any other obligation owing to the Bank or (iii) under any other document, instrument and/or agreement with or in favor of the Bank; or c) default by Borrower or any Guarantor in the due payment of any other indebtedness for borrowed money or default in the observance or performance of any covenant or condition contained in any agreement or instrument evidencing, securing, or relating to any such indebtedness, which causes or permits the acceleration of the maturity thereof; or d) any representation or warranty made by the Borrower herein or in any certificate furnished by the Borrower in connection with the Loans evidenced hereby or pursuant to the provisions hereof, proves untrue in any material respect; or e) the Borrower or any Guarantor becomes insolvent or bankrupt, is generally not paying its debts as they become due, or makes an assignment for the benefit of creditors, or a trustee or receiver is appointed for the Borrower or any Guarantor or for the greater part of the properties of the Borrower or any Guarantor with the consent of the Borrower or any such Guarantor, or if appointed without the consent of the Borrower or any such Guarantor, such trustee or receiver is not discharged within 30 days, or bankruptcy, reorganization, liquidation or similar proceedings are instituted by or against the Borrower or any Guarantor under the laws of any jurisdiction, and if instituted against the Borrower or any such Guarantor are consented to by it or remain undismissed for 30 days, or a writ or warrant of attachment or similar process shall be issued against a substantial part of the property of the Borrower or any Guarantor not in the possession of the Bank and same shall not be released or bonded within 30 days after levy; or f) any garnishment, levy, writ or warrant of attachment or similar process shall be issued and served against the Bank, which garnishment, levy, writ or warrant of attachment or similar process relates to property of the Borrower or any Guarantor in the possession of the Bank; or g) mortgage or pledge of, creation of a security interest in, any assets of the Borrower, other than security interests in favor of the Bank; or h) the incurrence by the Borrower of any indebtedness for borrowed money, other than obligations owing to the Bank; i) the Bank shall have determined, in its sole discretion, that one or more conditions exist or events have occurred which have resulted or may result in a material adverse change in the business, properties or financial condition of the Borrower or any Guarantor as determined in the sole discretion of the Bank or one or more other conditions exist or events have occurred with respect to the Borrower or any Guarantor which the Bank deems materially adverse; then, in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Bank may declare the principal and the accrued interest in respect of all Loans under this Note to be, whereupon the Note shall become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower.

         7. Set off. At any time, without demand or notice (any such notice being expressly waived by the Borrower), the Bank may setoff any and all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Bank or any entity under the control of FleetBoston Financial Corporation and its successors or assigns, or in transit to any of them, or any part thereof and apply same to any of the Liabilities or obligations of the Borrower or any Guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Liabilities. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. The term "Liabilities" shall include this Note and all other indebtedness and obligations and liabilities of any kind of the Borrower to the Bank, now or hereafter existing, arising directly between the Borrower and the Bank or acquired by assignment, conditionally or as collateral security by the Bank, absolute or contingent, joint and/or several, secure or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, including, but without limiting the generality of the foregoing, indebtedness, obligations or liabilities to the Bank of the Borrower as a member of any partnership, syndicate, association or other group, and whether incurred by the Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise.

         8.       Definitions. As used herein:

                  (a) "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required to close under the laws of the State of New York and to the extent "Business Day" is used in the context of any other specific city it shall mean any date on which commercial banks are open for business in that city.

                  (b) "Cost of Funds" means the per annum rate of interest which the Bank is required to pay, or is offering to pay, for wholesale liabilities, adjusted for reserve requirements and such other requirements as may be imposed by federal, state or local government and regulatory agencies, as determined by the Bank.

                  (c) "Guarantors" shall mean all active domestic subsidiaries of the Borrower.

                  (d) "Interest Period" means that period selected by the Borrower, within the limitations of the first paragraph of this Note, during which an Agreed Rate Loan may bear interest at an Agreed Rate.

                  (e) "Loan Documents" means this Note, and each document, instrument or agreement executed pursuant hereto or thereto or in connection herewith or therewith, together with each other document, instrument or agreement made with or in favor of the Bank.

                  (f) "Prime Rate" means the variable per annum rate of interest so designated from time to time by the Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

         9.       Miscellaneous.

                  (a) The Borrower shall pay on demand all expenses of the Bank in connection with the preparation, administration, default, collection, waiver or amendment of this Note or any of the other Loan Documents, and/or in connection with Bank's exercise, preservation or enforcement of any of its rights, remedies or options hereunder and/or thereunder, including, without limitation, fees of outside legal counsel or the allocated costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with travel or other costs relating to any appraisals or examinations conducted in connection with the Liabilities or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate) and be an obligation secured by any collateral.

                  (b) No modification or waiver of any provision of this Note shall be effective unless such modification or waiver shall be in writing and signed by a duly authorized officer of the Bank, and the same shall then be effective only for the period and on the conditions and for the specific instances specified in such writing. No failure or delay by the Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any rights, power or privilege.

                  (c) The Borrower hereby waives presentment, demand for payment, notice of protest, notice of dishonor, and any and all other notices or demands except as otherwise expressly provided for herein.

                  (d) This Note and the other Loan Documents shall be construed in accordance with and governed by the laws of the State of New York (excluding the laws applicable to conflicts or choice of law). The Borrower agrees that any suit for the enforcement of this Note or any of the other Loan Documents may be brought in the courts of the State of New York or any Federal court sitting therein and consents to the nonexclusive jurisdiction of such court and service of process in any such suit being made upon the Borrower by mail at the address set forth in the first paragraph of this Note. The Borrower hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum.

                  (e) The Bank may at any time pledge all or any portion of its rights under this Note and the other Loan Documents to any of the twelve
(12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release the Bank from its obligations under any of such loan documents.

                  (f) All agreements between the Borrower (and each Guarantor and each other party obligated for payment on this Note) and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Bank for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Borrower and the Bank in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the State of New York from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Borrower, each Guarantor, each other party obligated on this Note and the Bank.

                  (g)      THE BORROWER AND THE BANK (BY ACCEPTANCE OF THIS
NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY, AND THE BORROWER WAIVES THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM, IN EACH CASE IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND/OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE BANK RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND MAKE THE LOANS.

                  (h) Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this Note or any other Loan Document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such Note or other security document, the Borrower will issue, in lieu thereof, a replacement Note or other security document in the same principal amount thereof and otherwise of like tenor.

                  (i) The Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the Borrower or any other party obligated on this Note, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in any obligation of the Bank to extend credit to the Borrower and/or any or all of the Liabilities held by the Bank. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to the Borrower, the Bank shall remain responsible for the performance of its obligations hereunder and the Borrower shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations hereunder. The Bank may furnish any information concerning the Borrower in its possession from time to time to prospective assignees and Participants, provided that the Bank shall require any such prospective assignee or Participant to agree in writing to maintain the confidentiality of such information.

                  (j) This Note shall be binding upon and inure to the benefit of the Borrower, the Bank, all future holders of this Note and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under this Note without the prior written consent of the Bank. The term "Bank" as used herein shall be deemed to include the Bank and its successors, endorsees and assigns. The Bank shall have the unrestricted right at any time or from time to time, and without the Borrower's consent, to assign all or any portion of its rights and obligations hereunder and/or under any of the other Loan Documents to one or more banks or other financial institutions (each, an "Assignee"), and the Borrower agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Note and to any other documents, instruments and agreements executed in connection herewith as the Bank shall deem necessary to effect the foregoing. In addition, at the request of the Bank and any such Assignee, the Borrower shall issue one or more new promissory notes, as applicable, to any such Assignee and, if the Bank has retained any of its rights and obligations hereunder following such assignment, to the Bank, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by the Bank prior to such assignment and shall reflect the amount of Loans held by such Assignee and the Bank after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the Bank in connection with such assignment, and the payment by Assignee of the purchase price agreed to by the Bank, and such Assignee, such Assignee shall be a party to this Agreement and shall have all of the rights and obligations of the Bank hereunder and under each other assigned Loan Document (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by the Bank pursuant to the assignment documentation between the Bank and such Assignee, and the Bank shall be released from its obligations hereunder and thereunder to a corresponding extent.

                  (k) This Note and the other Loan Documents are intended by the parties as the final, complete and exclusive statement of the transactions evidenced thereby. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superceded by this Note and such other Loan Documents, and no party is relying on any promise, agreement or understanding not set forth in this Note or such other Loan Documents. Neither this Note nor any of such other Loan Documents may be amended or modified except by a written instrument describing such amendment or modification executed by the Borrower and the Bank.

                  (l) This Note shall replace and supersede the Promissory Note made by the Borrower to the order of the Bank dated as of June 24, 2003 (the "Prior Note"); provided, however, that the execution and delivery of this Note shall not in any circumstance be deemed to have terminated, extinguished or discharged the Borrower's indebtedness under such Prior Note, all of which indebtedness shall continue under and be governed by this Note and the documents, instruments and agreements executed pursuant hereto or in connection herewith. This Note is a replacement, consolidation, amendment and restatement of the Prior Note and IS NOT A NOVATION. The Borrower shall also pay and this Note shall also evidence any and all unpaid interest on all Loans made by the Bank to the Borrower pursuant to Prior Note, and at the interest rate specified therein, for which this Note has been issued as replacement therefor.

                                        MOVADO GROUP, INC.

                                        By: /s/ Frank V. Kimick
                                            ----------------------------------
                                           Name:  Frank V. Kimick
                                           Title: Vice President and Treasurer

                           LOAN AND REPAYMENT SCHEDULE
                    PROMISSORY NOTE DATED AS OF JULY 28, 2003
                               MOVADO GROUP, INC.
                             to FLEET NATIONAL BANK

                                            Last Day
                                               of             Amount of            Unpaid
              Amount         Rate of        Interest          Principal           Principal      Notation
Date          of Loan        Interest        Period           Repayment            Balance       Made By
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                          AMENDMENT TO LETTER AGREEMENT

         Amendment (this "Amendment") entered into as of July 28, 2003 between MOVADO GROUP, INC. (the "Borrower") and FLEET NATIONAL BANK (the "Bank").

         WHEREAS, the Borrower and the Bank are parties to a Letter Agreement dated as of June 24, 2003 (the "Letter Agreement"); and

         WHEREAS, the Borrower has requested that the Bank amend, and the Bank has agreed to amend certain provisions of the Letter Agreement.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided therefor in the Letter Agreement.

         2.       The Letter Agreement is amended as follows:

                  (a) The third paragraph of the Letter Agreement "Maximum Amount of Loans and Letters of Credit" shall be amended to read in its entirety as follows:

                           Maximum Amount of Loans and Letters of Credit: The aggregate amount of Loans and Letters of Credit at any time outstanding shall not exceed $11,500,000 and the maximum amount of Letters of Credit at any time outstanding shall not exceed $1,500,000.

         3.       The Borrower hereby represents and warrants to the Bank that:

                  (a) Each and every of the representations and warranties set forth in the Letter Agreement and/or the documents executed pursuant thereto or in connection therewith is true as of the date hereof and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

                  (b) No default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a default or Event of Default, now exists or would exist.

         4. All obligations in connection with the Letter Agreement are and shall continue to be guaranteed by the Guarantors referenced in the Letter Agreement pursuant to Guarantees in favor of the Bank.

         5. By their execution of this amendment in the space provided below, each of the guarantors indicated below hereby consent to this Amendment and reaffirm their continuing liability under their respective guarantees, in respect of the Letter Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such guarantors).

         6. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to or a waiver of any other term or condition of the Letter Agreement or any of the documents referred to therein or (b) prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Letter Agreement or any documents referred to therein. Whenever the Letter Agreement is referred to in the Letter Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Letter Agreement as modified by this Amendment.

         7. The Borrower shall execute and deliver concurrently herewith a promissory note which shall be in replacement of and substitution for its existing promissory note. Such new promissory note shall be in the form of Exhibit A annexed hereto and be deemed the Note for all purposes of the Letter Agreement and documents relating thereto.

         8. This Amendment shall be effective as of the date first above written; provided that this Amendment shall not be effective unless and until
(i) the Bank shall have received counterparts of this Amendment duly signed by the Borrower and each of the Guarantors, (ii) the Borrower shall have paid all the fees and expenses of the Bank's outside counsel in connection with the preparation and negotiation of this Amendment and (iii) the Bank shall have received evidence of such proper corporate organization, existence, authority and appropriate corporate proceedings with respect to the Borrower and the matters addressed by this Amendment and the documents, instruments and agreements executed pursuant hereto or in connection herewith, and such other certificates, instruments, and documents as the Bank shall reasonably request.

         9. This Amendment may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

                 REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                        MOVADO GROUP, INC.

                                        By: /s/ Frank V. Kimick
                                           -------------------------------------
                                        Name:  Frank V. Kimick
                                        Title: President and Treasurer

                                        FLEET NATIONAL BANK

                                        By: /s/ John C. Auth
                                            ------------------------------------
                                        Name:  John C. Auth
                                        Title: Vice President

         Each of the guarantors indicated below hereby consent to this Amendment and reaffirm their continuing liability under their respective guarantees in respect of the Letter Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such guarantors).

                                    MOVADO RETAIL GROUP, INC.,
                                    a New Jersey Corporation

                                    By: /s/ Eugene J. Kavporich
                                       ---------------------------------------
                                    Name:  Eugene J. Kavporich
                                    Title: Senior Vice President and
                                           Chief Financial Officer

                                    MOVADO LLC,
                                    a Delaware Limited Liability Company

                                    By: /s/ Timothy F. Michno
                                        ---------------------------------------
                                    Name:  Timothy F. Michno
                                    Title: General Counsel


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